UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 15, 2006
AMERIGROUP Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia	23462

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (757) 490-6900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
AMERIGROUP Corporation was awarded a contract through its subsidiary, AMERIGROUP Tennessee, Inc., with the State of Tennessee (the Tennessee Contract) to offer healthcare coverage to low-income Tennessee residents. The agreement is effective August 15, 2006. AMERIGROUP Tennessee anticipates enrollment of members to commence in mid - 2007.
The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the contract. The above description is qualified in its entirety by reference to the Tennessee Contract which is filed as Exhibit 10.1 to the Form 8 -K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation
August 21, 2006	By:	Stanley F. Baldwin
		Name:	Stanley F. Baldwin
		Title:	Executive Vice President, General Counsel and Secretary